EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Read your proxy statement and have it at hand when voting.

If you vote on the Internet or by telephone, you need not return this proxy card.

Please detach at perforation before mailing.

PROXY	LVIP BlackRock Emerging Markets Managed Volatility Fund (a series of Lincoln Variable Insurance Products Trust)	PROXY

1300 S. Clinton Street Fort Wayne, In 46802 Special Meeting Of Shareholders To Be Held On , 2016

This Proxy is Being Solicited on Behalf of the Board of Trustees of the Lincoln Variable Insurance Products Trust.

The undersigned, revoking previous proxies with respect to the shares in the name of the undersigned, hereby appoint(s) Kevin J. Adamson and Jill R. Whitelaw or any of them as Proxies of the undersigned with full power of substitution, to vote and act with respect to all shares of the fund listed on the reverse side, a series of the Lincoln Variable Insurance Products Trust with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on                     , 2016, and at any adjournments or postponements thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature
Signature of joint owner, if any
Date

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY

USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials

For

LVIP BlackRock Emerging Markets Managed Volatility Fund

(a series of Lincoln Variable Insurance Products Trust)

Special Meeting of Shareholders to Be Held on            , 2016.

The Proxy Statement for this meeting is available at: [            ]

Please detach at perforation before mailing.

This proxy will be voted as instructed. If no specification is made for the proposal, the proxy will be voted “FOR” the proposal. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Special Meeting or any adjournments or postponements thereof.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ■

LVIP BlackRock Emerging Markets Managed Volatility Fund
To approve the Plan of Reorganization to permit the LVIP BlackRock Emerging Markets Managed Volatility Fund to reorganize into the LVIP SSGA International Managed Volatility Fund, and consequently shareholders of the LVIP BlackRock Emerging Markets Managed Volatility Fund would become shareholders of the LVIP SSGA International Managed Volatility Fund.	FOR ☐	AGAINST ☐	ABSTAIN ☐

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Voting Instruction Card and return it in the postage-paid envelope

THANK YOU FOR VOTING

Read your proxy statement and have it at hand when voting.

If you vote on the Internet or by Telephone, you need not return this Voting Instruction card.

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD	LVIP BlackRock Emerging Markets Managed Volatility Fund (a series of Lincoln Variable Insurance Products Trust)	VOTING INSTRUCTION CARD

1300 S. Clinton Street Fort Wayne, In 46802 Special Meeting of Shareholders to be Held on , 2016

INSURANCE COMPANY DROP-IN.

Revoking any prior instructions, the undersigned instructs the above referenced insurance company (the “Company”) to vote and act with respect to all shares of the fund listed on the reverse side that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of Shareholders to be held on                     , 2016, and at any adjournments or postponements thereof. This proxy is being solicited on behalf of the Board of Trustees of the Lincoln Variable Insurance Products Trust.

If you sign below but do not mark instructions, the Company will vote all shares of the Fund attributable to your account value FOR the proposals. If you do not return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-298-8476

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

Signature
Signature of joint owner, if any
Date

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY

USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials

For

LVIP BlackRock Emerging Markets Managed Volatility Fund

(a series of Lincoln Variable Insurance Products Trust)

Special Meeting of Shareholders to be Held on                    , 2016.

The Proxy Statement for this meeting is available at: [            ]

Please detach at perforation before mailing.

This proxy will be voted as instructed. If no specification is made for the proposal, the proxy will be voted “FOR” the proposal. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Special Meeting or any adjournments or postponements thereof.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ■

LVIP BlackRock Emerging Markets Managed Volatility Fund
To approve the Plan of Reorganization to permit the LVIP BlackRock Emerging Markets Managed Volatility Fund to reorganize into the LVIP SSGA International Managed Volatility Fund, and consequently shareholders of the LVIP BlackRock Emerging Markets Managed Volatility Fund would become shareholders of the LVIP SSGA International Managed Volatility Fund.	FOR ☐	AGAINST ☐	ABSTAIN ☐